UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 15, 2021

CBL & ASSOCIATES PROPERTIES, INC.

CBL & ASSOCIATES LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
Delaware	333-182515-01	62-1542285
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2030 Hamilton Place Blvd., Suite 500, Chattanooga, TN 37421-6000

(Address of principal executive office, including zip code)

423-855-0001

(Registrant's telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

CBL & Associates Properties, Inc.:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CBL	New York Stock Exchange

CBL & Associates Limited Partnership: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)

Effective December 15, 2021, the Compensation Committee of the Board of Directors of CBL & Associates Properties, Inc. (herein the “Company” or “CBL”) approved grants of new restricted stock awards related to the Company’s recent emergence from Chapter 11 reorganization, pursuant to the Company’s 2021 Equity Incentive Plan (the “EIP”), to its non-employee directors and its officers, including the following individuals who currently qualify as “named executive officers” of the Company pursuant to Item 402(a)(3) of Securities and Exchange Commission (“SEC”) Regulation S-K:

Name and Current Title of Each Named Executive Officer	Number of Shares of Restricted Stock Granted
Stephen D. Lebovitz, Chief Executive Officer	300,000
Farzana Khaleel, Executive Vice President – Chief Financial Officer and Treasurer	60,000
Charles B. Lebovitz, Chairman - Emeritus	25,000
Michael I. Lebovitz, President	50,000
Jeffery V. Curry, Chief Legal Officer and Secretary	50,000

The terms and conditions of the restricted stock awards to the Company’s executive officers, including each of the named executive officers listed above, may be summarized as follows:

•	The shares vest over a four (4) year period, with restrictions expiring on 25% of the shares subject to each award annually beginning on the first anniversary of the date of grant.
•

The grantee generally has all of the rights of a stockholder during the vesting/restricted period, including the right to receive dividends on the same basis and at the same rate as all other outstanding shares of common stock and the right to vote such shares on any matter on which holders of the Company’s common stock are entitled to vote.

•	The shares generally are not transferable during the restricted period, except for any transfers which may be required by law (such as pursuant to a domestic relations order).
•

If the grantee’s employment terminates during the restricted period for any reason other than (i) termination by the Company without “cause” (as defined in the award), (ii) death or disability (as defined in the award) or (iii) termination by the Company upon a Change in Control (as defined in the EIP), the award agreements provide that any non-vested portion of the restricted stock award will be immediately forfeited by the grantee.

•

If employment terminates during the restricted period due to a termination by the Company without “cause” (as defined in the award), fifty percent (50%) of any portion of the restricted stock award that is not vested as of such date shall immediately become fully vested in the grantee, and the balance of such shares will immediately be forfeited.

•

If employment terminates during the restricted period due to death or disability (as defined in the award), or due to termination by the Company upon a Change in Control (as defined in the EIP), the award agreements provide that any portion of the restricted stock award that is not vested as of such date shall immediately become fully vested in the grantee or his or her estate, as applicable.

The foregoing description of such restricted stock awards is qualified in its entirety by reference to the full text of the Company’s 2021 Equity Incentive Plan and the applicable form of award agreement, each of which is filed or incorporated by reference as an exhibit to this report. The form of award agreement for the restricted stock awards to the Company’s non-employee directors, which is required to be filed as a material contract of the Company pursuant to SEC rules, also is filed as an exhibit to this report.

ITEM 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
10.1	CBL & Associates Properties, Inc. 2021 Equity Incentive Plan. Incorporated by reference from the Company’s Current Report on Form 8-K, filed on November 16, 2021.
10.2	Form of Executive Officer Time-Vested Award Stock Restriction Agreement under CBL & Associates Properties, Inc. 2021 Equity Incentive Plan.
10.3	Form of Non-Employee Director Emergence Award Stock Restriction Agreement under CBL & Associates Properties, Inc. 2021 Equity Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

/s/ Farzana Khaleel
Farzana Khaleel
Executive Vice President -
Chief Financial Officer and Treasurer

CBL & ASSOCIATES LIMITED PARTNERSHIP

By: CBL HOLDINGS I, INC., its general partner

/s/ Farzana Khaleel
Farzana Khaleel
Executive Vice President -
Chief Financial Officer and Treasurer

Date: December 21, 2021